                                                                    Exhibit 10.1


                      TENTH AMENDMENT TO CREDIT AGREEMENT
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     THIS DOCUMENT is entered into as of September 27, 2000, between MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), the Lenders described below, and U.S. Bank National Association, as Agent for Lenders.

     Borrower, Lenders, and Agent are party to the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, providing for a $10,000,000 Term Loan and a Revolving Facility of up to $10,000,000. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend the Credit Agreement as further described herein.

1.   TERMS AND REFERENCES.  Unless otherwise stated in this document terms
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defined in the Credit Agreement have the same meanings when used in this document.

2.   AMENDMENT.  The definition of "Stated-Termination Date" in Section 1.1 of
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the Credit Agreement is amended to read as follows:

               "'Stated-Termination Date'  means the earlier of either (a)
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          November 30, 2000, or (b) 30 days after the date on which at least 90% of the total Commitments for the Revolving Facility have been funded under Section 2.2."

3.   ASSIGNMENT.
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     3.1  Exiting Lenders.  Bank One, Texas, N.A. and Residential Funding
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Corporation (the "Exiting Lenders") hereby sell, transfer, assign and delegate to U.S. Bank National Association (the "Remaining Lender"), and the Remaining Lender hereby purchases, assumes and undertakes from the Exiting Lenders, without recourse and without representation or warranty (except as expressly provided herein) all of the Exiting Lenders' commitments, loans, participations, rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and all of the Borrowings thereunder, including without limitation the right to receive payment of principal, and interest on such percentage of the Exiting Lenders' Advances, and the obligation to fund all future Borrowings, and to indemnify the Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender under or in connection with the Credit Agreement.

     3.2  Payment.  The foregoing paragraph 2.1 shall become effective as to
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each Exiting Lender upon payment by the Remaining Lender to such Exiting Lender of an amount equal to the sum of (a) the principal amount of the Borrowings outstanding under the Credit Agreement, (b) all unpaid accrued interest on the Borrowings from such Exiting Lender calculated as provided in the Credit Agreement, and (c) all unpaid accrued non-use fee of such Exiting Lender, calculated as provided in Section 3.15 of the Credit Agreement. Such payment shall be made by the Remaining Bank to the Exiting Banks on the date of this Tenth Amendment, or a promptly as practicable following such date by means of transfer of funds as provided in instructions for payments under the Credit Agreement. If for any reason such payment may not be made to an Exiting Lender by September 29, 2000, the provisions of this Amendment shall not apply to such Exiting Lender.

     3.3  Future Payments.  After effectiveness of this Amendment as to any
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Exiting Lender, the Agent shall make all payments with respect to the interests assigned by such Exiting Lender directly to the Remaining Lender (including without limitation interest and fees accrued prior to the date of this Amendment).

     3.4  No Warranty or Recourse.  The sale, transfer, assignment and
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delegation hereunder is made without warranty or recourse against the Exiting Lenders, except that each Exiting Lender warrants that it has not sold or otherwise transferred any other interest in the assigned interests to any other party.

    3.5   Notes.  The Exiting Lender shall promptly deliver their Notes to the
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Agent and the Borrower shall promptly, upon request of the Remaining Lender, execute and deliver to the Remaining Lender new Notes reflecting the ownership of the Remaining Lender giving effect to this Amendment.

    3.6   Schedules of Lenders and Commitments.  The Agent is authorized by all
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parties to amend its records and each schedule of Lenders and their Commitments to reflect the assignments hereunder.

4.  CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
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foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct, and (B) Agent receives counterparts of this document executed by Agent, Lenders (including Exiting Lenders), Borrower and the Acknowledgment attached hereto executed by each of the Companies.

5.  RATIFICATIONS.  To induce Agent and Lenders to enter into this document,
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Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional agreements, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.  REPRESENTATIONS.  To induce Agent and Lenders to enter into this document,
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Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) each Company has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

7.   EXPENSES.  Borrower shall, subject to a contrary written agreement between
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Agent and Borrower, pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related agreements.

8.   MISCELLANEOUS.  All references in the Loan Documents to the "Credit
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Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12. This document and the other Loan Documents represent the final agreement between the parties in respect of the matters covered by the Loan Documents and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.

     EXECUTED as of the date first stated in this Amendment to Credit Agreement.

MATRIX BANCORP, INC. (formerly Matrix      BANK ONE, TEXAS, N.A., as an Exiting
   Capital Corporation) as Borrower        Lender


By: /s/ David W. Kloos                     By:__________________________________
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Title: Senior Vice President               Title:_______________________________
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U.S. BANK NATIONAL ASSOCIATION,            RESIDENTIAL FUNDING  CORPORATION,
as Agent and as the Remaining Lender       as an Exiting Lender

By: /s/ Mark A. Bagley                     By:__________________________________
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Title: Vice President                      Title:_______________________________
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                             CONSENT AND AGREEMENT
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     To induce Agent and Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery, (b) ratify and confirm that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent or any Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, agreements, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represent and warrant to Agent and Lenders that
(i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) each undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be -- Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.

MATRIX FINANCIAL SERVICES               UNITED CAPITAL MARKETS, INC.
CORPORATION

By: /s/ Guy A. Gibson                   By:_______________________________
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Title: Director                         Title:____________________________
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MATRIX FUNDING CORPORATION              UNITED FINANCIAL, INC.

By: /s/ Guy A. Gibson                   By: /s/ Carl G. de Rozario
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Title: President                        Title: President
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UNITED SPECIAL SERVICES, INC.           VINTAGE DELAWARE HOLDINGS, INC.

By: /s/ Carl G. de Rozario              By: /s/ David W. Kloos
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Title: President                        Title: President
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FIRST MATRIX INVESTMENT SERVICES CORP.  THE VINTAGE GROUP, INC.

By: /s/ Paul E. Skretny                 By: /s/ Paul E. Skretny
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Title: Chairman                         Title: President
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